Exhibit 10.23

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


         This Agreement dated as of December 19, 1997 is entered into by and among Casella Waste Systems, Inc., a Delaware corporation (the "Buyer"), and the persons listed on Schedule I attached hereto (the "Company Stockholders").

         WHEREAS, the Buyer, JC Acquisition, Inc. and WB Acquisition, Inc., each a Vermont corporation and a wholly-owned subsidiary of the Buyer, All Cycle Waste, Inc., a Vermont corporation, and Winters Brothers, Inc., a Vermont corporation, and the Company Stockholders have entered into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), pursuant to which the Company Stockholders will receive shares of Common Stock (as defined below) as a result of the Mergers (as defined in the Merger Agreement); and

         WHEREAS, the Buyer and the Company Stockholders desire to provide for certain arrangements with respect to the registration under the Securities Act of 1933 of certain of the shares of the Common Stock received by the Company Stockholders in the Mergers;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

                  "Common Stock" means the Class A Common Stock, $.01 par value per share, of the Buyer.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "Registration Statement" means a registration statement filed by the Buyer with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                  "Registration Expenses" means the expenses described in
Section 5.


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                  "Registrable Shares" means (i) the Shares (as defined below), and (ii) any other shares of Common Stock issued in respect of such Shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale of the Shares by a Company Stockholder to any other person.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "Shares" shall mean fifty percent (50%) of the Merger Shares (as defined in Subsection 1.5(a) of the Merger Agreement) received by each of the Company Stockholders.

         2.       Required Registrations.

                  (a) Upon the written request of Company Stockholders holding not fewer than 35% of the Registrable Shares given to the Buyer on or before October 31, 1998, the Buyer shall use its best efforts to promptly effect the registration of Registrable Shares owned by such Company Stockholders under the Securities Act. If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Buyer in their request. In the event such registration is underwritten, the right of other Company Stockholders to participate shall be conditioned on such Company Stockholders' participation in such underwriting. Upon receipt of any such request, the Buyer shall promptly give written notice of such proposed registration to all Company Stockholders. Such Company Stockholders shall have the right, by giving written notice to the Buyer within 20 days after the Buyer provides its notice, to elect to have included in such registration such of their Registrable Shares as such Company Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Company Stockholders may not be included in the offering, then all Company Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares owned by them.

                  (b) The Buyer shall not be required to effect more than one registration pursuant to paragraph (a) above.

                  (c) Notwithstanding the foregoing, the Company Stockholders shall have no right to sell Registrable Shares prior to April 27, 1998, and in no event shall the Buyer be required to request that a Registration Statement filed hereunder be

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declared effective by the Commission before April 27, 1998. If at the time of any request to register Registrable Shares pursuant to this Section 2, the Buyer is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Company Stockholders may include Registrable Shares pursuant to Section 3, then the Company may instead include the Registrable Shares so requested to be registered in such other registered public offering, in which case the Buyer shall have no further obligations under this Section 2 unless and until such Registration Statement pursuant to Section 3 is withdrawn (provided, however, that if fewer than all of the Registrable Shares which the Company Stockholders have requested to be registered pursuant to Section 3 are actually so registered, then the Buyer's obligations under Section 2 shall be reinstated (provided that no Registration Statement shall be required to be filed under Section 2 before the expiration of 60 days following the completion of any offering under Section 3)). If at the time of any request to register Registrable Shares pursuant to this Section 2, the Buyer is engaged in any other activity which, in the good faith determination of the Buyer's Board of Directors would be required to be disclosed by the Buyer in the Registration Statement relating to such requested registration, and such disclosure would, in the good faith determination of the Buyer's Board of Directors interfere with the ability of the Buyer to consummate such transaction, then the Buyer may at its option direct that such request be delayed until the Board of Directors determines in good faith that delay is no longer necessary.

         3.       Incidental Registration.

                  (a) If at any time prior to October 31, 1998 the Buyer proposes to file a Registration Statement (other than pursuant to Section 2), it will, at least 14 days prior to such filing, give written notice to all Company Stockholders of its intention to do so and, upon the written request of a Company Stockholder or Company Stockholders given within 10 days after the Buyer provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Buyer shall use its best efforts to cause all Registrable Shares which the Buyer has been requested by such Company Stockholder or Company Stockholders to register to be promptly registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Company Stockholder or Company Stockholders; provided that the Buyer shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Company Stockholder.

                  (b) In connection with any registration under this Section 3 involving an underwriting, the Buyer shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Buyer and the underwriters selected by it. If in the written advice of the managing underwriter (a copy of which is provided to the Buyer and

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the holders of the Registrable Shares requested to be included in the offering)
it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Buyer shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

                  (c) Notwithstanding anything to the contrary contained in this
Section 3, in connection with any registration under this Section 3 involving an underwriting, in the event that a Company Stockholder does not elect to sell his, her or its Registrable Shares to the underwriters in connection with such offering, such holder shall refrain from selling such Registrable Shares so registered pursuant to this Section 3 during the period of distribution of the Buyer's securities by such underwriters and the period in which the underwriting syndicate participates in the aftermarket; provided however, that such holder shall, in any event, be entitled to sell its Registrable Shares in connection with such registration commencing on the 90th day after the effective date of such registration statement.

         4. Registration Procedures. If and whenever the Buyer is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Buyer shall:

                  (a) promptly prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

                  (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof (but in no event after January 31, 1999) (provided that if at any time during such 120-day period the Buyer is engaged in any activity which, in the good faith determination of the Buyer's Board of Directors would be required to be disclosed in such Registration

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

Statement and such disclosure would, in the good faith determination of the Buyer's Board of Directors interfere with the ability of the Buyer to consummate such transaction, then the Buyer shall have the right, by written notice to the Company Stockholders, to require that the Company Stockholders cease making offers of Registrable Shares and to return all prospectuses to the Buyer. Following such time as the Buyer discloses such transaction or such transaction is abandoned by the Buyer, the Buyer shall promptly use its best efforts to take such actions as may be necessary to provide the Company Stockholders with revised prospectuses, and following receipt of the revised prospectuses, the Company Stockholders shall be free to resume making offers of the Registrable Shares;

                  (c) as expeditiously as possible furnish to each selling Company Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Company Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Company Stockholder;

                  (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Company Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Company Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Company Stockholder; provided, however, that the Buyer shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                  (e) in connection with an underwritten public offering, to furnish to each selling Company Stockholder a signed counterpart, addressed to all such selling Company Stockholders, of an opinion of counsel for the Buyer experienced in securities law matters covering substantially the same matters with respect to the registration statement and the prospectus as are customarily covered in opinions of issuer's counsel delivered to underwriters in underwritten public offerings of securities; and

                  (f) use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Buyer (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least 12 months beginning with the first month following the effective date of the registration statement.


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         If the Buyer has delivered preliminary or final prospectuses to the selling Company Stockholders and after having done so the prospectus is required to be amended to comply with the requirements of the Securities Act, the Buyer shall promptly notify the selling Company Stockholders and, if requested, the selling Company Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Buyer. Subject to the provisions of Section 4(b) above, the Buyer shall promptly provide the selling Company Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Company Stockholders shall be free to resume making offers of the Registrable Shares.

         5. Allocation of Expenses. The Buyer will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration under Section 2 is withdrawn at the request of the Company Stockholders requesting such registration and if the requesting Stockholders elect not to have such registration counted as the registration requested under
Section 2, the requesting Company Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. All Registration Expenses of all registrations under Section 3 shall be paid by the Buyer. For purposes of this Section 5, the term "Registration Expenses" shall mean all expenses incurred by the Buyer in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Buyer and the fees and expenses of one counsel selected by the selling Company Stockholders to represent the selling Company Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Company Stockholders' own counsel (other than the counsel selected to represent all selling Company Stockholders).

         6.       Indemnification and Contribution.

                  (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Buyer will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in

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


the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Buyer will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Buyer will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Buyer, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

                  (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Buyer, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Buyer or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Buyer, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Buyer by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Company Stockholders hereunder shall be limited to an amount equal to the proceeds to each Company Stockholder of Registrable Shares sold in connection with such registration.

                  (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who

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shall conduct the defense of such claim or litigation, shall be approved by the
Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such holder of Registrable Shares or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Buyer and such holder of Registrable Shares will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions as is appropriate to reflect the relative fault of the holder and the Buyer as well as other equitable considerations including, without limitation, the parties' relative knowledge and access to information concerning the matter with respect to which any claim is asserted and the opportunity to correct and prevent any such statement or omission resulting in such loss, claim, damage or liability; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

         7. Procedures with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten

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offering pursuant to Section 2, the Buyer agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including, without limitation, the indemnification and contribution provisions of Section 6 and any other customary provisions with respect to indemnification by the Buyer of the underwriters of such offering. Whenever a registration is for an underwritten offering pursuant to Section 2, the Buyer will have the right to select the managing underwriter or underwriters for the offering, which selection shall be subject to the approval of the holders of a majority of the Registrable Shares requesting the offering.

         8. Information by Holder. Each Company Stockholder including Registrable Shares in any registration shall furnish to the Buyer such information regarding such Company Stockholder and the distribution proposed by such Company Stockholder as the Buyer may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         9. "Stand-Off" Agreement. Each Company Stockholder, if requested by the Buyer and the managing underwriter of an offering by the Buyer of Common Stock or other securities of the Buyer pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Buyer held by such Company Stockholder and not sold in such offering for a period of time beginning on the date of pricing of such offering and ending not more than 180 days thereafter; provided, that all Company Stockholders holding not less than the number of shares of Common Stock held by such Company Stockholder (including convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Buyer enter into similar agreements.

         10.      General.

                  (a) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

         If to the Buyer, at 25 Greens Hill Lane, Box 866, Rutland, VT 05702,
Attention: President, or at such other address or addresses as may have been furnished in writing by the Buyer to the Company Stockholders, with a copy to Jeffrey A. Stein, Esq., Hale and Dorr LLP, 60 State Street, Boston, MA 02109; or


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         If to a Company Stockholder, at his or her address set forth on Exhibit
A, or at such other address or addresses as may have been furnished to the Buyer in writing by such Company Stockholder, with a copy to B. Michael Frye, Paul, Frank & Collins, Inc., One Church Street, P.O. Box 1307, Burlington, VT 05402-1307.

         Notices provided in accordance with this Section 10(a) shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

                  (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  (c) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Buyer and the holders of at least 50% of the Registrable Shares; provided, that this Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

                  (e) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Vermont.


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         Executed as of the date first written above.

                                           BUYER:

                                           CASELLA WASTE SYSTEMS, INC.

                                           By:_______________________________

                                           Title:_____________________________


                                           COMPANY STOCKHOLDERS:


                                           -----------------------------------
                                           Joseph M. Winters


                                           -----------------------------------
                                           Andrew B. Winters


                                           -----------------------------------
                                           Brigid Winters


                                           -----------------------------------
                                           Sean Winters


                                           -----------------------------------
                                           Maureen Winters



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                                   Schedule I
                          List of Company Stockholders


Joseph M. Winters
Andrew B. Winters
Brigid Winters
Sean Winters
Maureen Winters


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